Parker Hannifin Corporation Exhibit 99.2 1st Quarter Fiscal Year 2019 Earnings Release November 1, 2018

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. These statements may be identified from the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “potential,” “continues,” “plans,” “forecasts,” “estimates,” “projects,” “predicts,” “would,” “intends,” “anticipates,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance and earnings projections are: economic conditions within the company’s key markets, and the company’s ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. Additionally, the actual impact of the U.S. Tax Reform may affect future performance and earnings projections as the amounts reflected in this period are preliminary estimates and exact amounts will not be determined until a later date, and there may be other judicial or regulatory interpretations of the U.S. Tax Reform that may also affect these estimates and the actual impact on the company. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance of the company are, as applicable: changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments; disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions, including the integration of CLARCOR; the ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities; ability to implement successfully capital allocation initiatives, including timing, price and execution of share repurchases; availability, limitations or cost increases of raw materials, component products and/or commodities that cannot be recovered in product pricing; ability to manage costs related to insurance and employee retirement and health care benefits; compliance costs associated with environmental laws and regulations; potential labor disruptions; threats associated with and efforts to combat terrorism and cyber-security risks; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; global competitive market conditions, including global reactions to U.S. trade policies, and resulting effects on sales and pricing; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them unless otherwise required by law. This presentation reconciles (a) sales amounts reported in accordance with U.S. GAAP to organic sales, which are sales amounts adjusted to remove the effects of divestitures and the effects of currency exchange rates, (b) cash flow from operating activities and cash flow from operating activities as a percent of sales in accordance with U.S. GAAP to cash flow from operating activities and cash flow from operating activities as a percent of sales without the effect of discretionary pension plan contributions, (c) as reported and forecast segment operating income and operating margins reported in accordance with U.S. GAAP to as reported and forecast segment operating income and operating margins without the effect of business realignment charges, CLARCOR Cost to Achieve, (d) as reported and forecast earnings per diluted share reported in accordance with U.S. GAAP to as reported and forecast earnings per diluted share without the effect of business realignment charges, CLARCOR costs to achieve and loss related to the sale of investments. This presentation also contains references to EBITDA and adjusted EBITDA. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA before business realignment charges, CLARCOR costs to achieve, loss related to sale of investment, and acquisition-related expenses. Although EBITDA and Adjusted EBITDA are not measures of performance calculated in accordance with GAAP, we believe that it is useful to an investor in evaluating the results of this quarter versus one year ago. The effects of divestitures, currency exchange rates, discretionary pension plan contributions, business realignment charges, CLARCOR costs to achieve, and loss related to sale of investments are removed to allow investors and the company to meaningfully evaluate changes in sales, and cash flow from operating activities as a percent of sales, segment operating income, operating margins, Below the Line Items, Income Tax and earnings per diluted share on a comparable basis from period to period. Full year adjusted guidance removes business realignment charges, CLARCOR costs to achieve. Please visit www.PHstock.com for more information 2

Agenda • Chairman & CEO Comments • Results & Outlook • Questions & Answers 3

Highlights of Quarter Results Summary . Excellent start to FY19: Records for EPS, Net Income, ROS, Margins . Safety - 20% Reduction in recordable injuries . Strong performance demonstrates Win Strategy effectiveness . Accomplished FY20 5-year goals in 3 years Excellent Start to Fiscal Year - Q1 FY 2019 . Sales increased 3% - organic growth of 6% . Order rates remain positive . Segment operating margins all-time quarterly record . On track for Operating Cash to sales >10% & FCF conversion >100% Going Forward . Growth greater than industrial production for 7 consecutive quarters . End markets positive; healthy organic growth outlook . Increased EPS Guide by 30 cents 4

Diluted Earnings Per Share 1st Quarter FY2019 ¹Adjusted for Business Realignment Charges, Clarcor Costs to Achieve ²Adjusted for Business Realignment Charges, Clarcor Costs to Achieve, Loss Related to Sale of Investment 5

Influences on Adjusted Earnings Per Share 1st Quarter FY2019 vs. 1st Quarter FY2018 ¹Adjusted for Business Realignment Charges, Clarcor Costs to Achieve, Loss related to sale of investment ²Adjusted for Business Realignment Charges, Clarcor Costs to Achieve 6

Sales & Segment Operating Margin Total Parker $ in millions 1st Quarter % FY2019 Change FY2018 Sales As Reported $ 3,479 3.4% $ 3,365 Acquisitions - - % Divestitures (18) (0.6)% Currency (58) (1.7)% Organic Sales $ 3,555 5.7% % of % of FY2019 Sales FY2018 Sales Segment Operating Margin As Reported $ 591 17.0% $ 525 15.6 % Business Realignment 3 8 CLARCOR Costs to Achieve 6 6 Adjusted $ 600 17.2% $ 539 16.0% 7

Sales & Segment Operating Margin Diversified Industrial North America $ in millions 1st Quarter % FY2019 Change FY2018 Sales As Reported $ 1,681 5.4% $ 1,595 Acquisitions - - % Divestitures (8) (0.5)% Currency (5) (0.3)% Organic Sales $ 1,694 6.2% % of % of FY2019 Sales FY2018 Sales Segment Operating Margin As Reported $ 275 16.4% $ 256 16.1 % Business Realignment 1 5 CLARCOR Costs to Achieve 4 5 Adjusted $ 280 16.6% $ 266 16.7% 8

Sales & Segment Operating Margin Diversified Industrial International $ in millions 1st Quarter % FY2019 Change FY2018 Sales As Reported $ 1,234 (0.4)% $ 1,239 Acquisitions - - % Divestitures (10) (0.9)% Currency (52) (4.1)% Organic Sales $ 1,296 4.6% % of % of FY2019 Sales FY2018 Sales Segment Operating Margin As Reported $ 206 16.7% $ 192 15.5 % Business Realignment 2 3 CLARCOR Costs to Achieve 2 0 Adjusted $ 210 17.0% $ 195 15.7% 9

Sales & Segment Operating Margin Aerospace Systems $ in millions 1st Quarter % FY2019 Change FY2018 Sales As Reported $ 564 6.3% $ 531 Acquisitions - - % Currency (1) (0.0)% Organic Sales $ 565 6.3% % of % of FY2019 Sales FY2018 Sales Segment Operating Margin As Reported $ 110 19.5% $ 77 14.6 % Business Realignment - 1 Adjusted $ 110 19.5% $ 78 14.7% 10

Order Rates Sep 2018 Jun 2018 Sep 2017 Jun 2017 Total Parker + 5% + 8% + 11% + 8 % Diversified Industrial North America + 8% + 9% + 10% + 10 % Diversified Industrial International + 3% + 5% + 15% + 10 % Aerospace Systems + 3% + 10% + 4% + 1 % Excludes Acquisitions, Divestitures & Currency 3-month year-over-year comparisons of total dollars, except Aerospace Systems Aerospace Systems is calculated using a 12-month rolling average 11

Cash Flow from Operating Activities FY2019 YTD ¹Adjusted for Discretionary Pension Plan Contribution 1st Quarter FY 2019 % of Sales FY 2018 % of Sales As Reported Cash Flow From Operating Activities $ 159 4.6% $ 238 7.1% Discretionary Pension Plan Contribution $ 200 Adjusted Cash Flow From Operating Activities $ 359 10.3% $ 238 7.1% 12

FY2019 Guidance EPS Midpoint: $11.20 As Reported, $11.40 Adjusted Sales Growth vs. Prior Year Diversified Industrial North America 2.6% - 5.6% Diversified Industrial International (3.7)% - (0.7)% Aerospace Systems 3.6% - 5.6% Total Parker 0.5% - 3.3% Segment Operating Margins As Reported Adjusted¹ Diversified Industrial North America 16.4% - 17.2% 16.6% - 17.4% Diversified Industrial International 15.5% - 15.9% 15.8% - 16.2% Aerospace Systems 18.1% - 18.5% 18.1% - 18.5% Total Parker 16.4% - 17.0% 16.6% - 17.2% Below the Line Items Corporate General & Administrative Expense, Interest and Other $471 M Tax Rate Full Year 23% Shares Diluted Shares Outstanding 134.7 Earnings Per Share As Reported Adjusted¹ Range $10.90 - $11.50 $11.10 - $11.70 ¹Expected FY19 Adjusted Segment Operating Margins and Expected Adjusted Earnings Per Share exclude FY19 Business Realignment Charges, Clarcor Costs to Achieve 13

FY2019 Guidance Reconciliation to Prior Guidance ¹Adjusted for Expected Business Realignment Charges and Clarcor Costs to Achieve 14

FY2019 Guidance Reconciliation of Q1 Beat and Updated Guidance ¹Adjusted for Expected Business Realignment Charges and Clarcor Costs to Achieve 15

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Appendix • Consolidated Statement of Income • Adjusted Amounts Reconciliation • Reconciliation of EPS • Business Segment Information • Reconciliation of Total Segment Operating Margin to Adjusted Total Segment Operating Margin • Reconciliation of EBITDA to Adjusted EBITDA • Consolidated Balance Sheet • Consolidated Statement of Cash Flows • Reconciliation of Cash Flow from Operations to Adjusted Cash Flow from Operations • Reconciliation of Forecasted EPS • Supplemental Sales Information – Global Technology Platforms

Consolidated Statement of Income (Unaudited) Three Months Ended September 30, (Dollars in thousands except per share amounts) 2018 2017 Net sales $ 3,479,294 $ 3,364,651 Cost of sales 2,594,823 2,523,294 Selling, general and administrative expenses 394,322 396,984 Interest expense 44,339 53,555 Other (income) expense, net (13,913) 16,516 Income before income taxes 459,723 374,302 Income taxes 83,824 88,767 Net income 375,899 285,535 Less: Noncontrolling interests 188 138 Net income attributable to common shareholders $ 375,711 $ 285,397 Earnings per share attributable to common shareholders: Basic earnings per share $ 2.84 $ 2.14 Diluted earnings per share $ 2.79 $ 2.10 Average shares outstanding during period - Basic 132,361,654 133,176,964 Average shares outstanding during period - Diluted 134,664,496 135,794,270 Cash dividends per common share $ 0.76 $ 0.66 18

Adjusted Amounts Reconciliation

FIRST QUARTER 2019 U.S. GAAP TO ADJUSTED AMOUNTS RECONCILIATION
INCOME STATEMENT

FIRST QUARTER FY 2019

	As Reported Sep-18	Business Realignment	Costs to Achieve	**Adjusted Sep-18**
Net sales	3,479,294	-	-	**3,479,294**
Cost of sales	2,594,823	1,593	2,806	**2,590,424**
Gross profit	884,471	(1,593)	(2,806)	**888,870**
Selling, general and administrative expenses	394,322	810	3,349	**390,163**
Interest expense	44,339	-	-	**44,339**
Other expense (income), net	(13,913)	-	55	**(13,968)**
Income before income taxes	459,723	(2,403)	(6,210)	**468,336**
Income taxes	83,824	565	1,459	**85,848**
Net income	375,899	(1,838)	(4,751)	**382,488**
Less: Noncontrolling interests	188	-	-	**188**
Net income attributable to common shareholders	375,711	(1,838)	(4,751)	**382,300**
EPS attributable to common shareholders:				
Diluted earnings per share	2.79	(0.01)	(0.04)	**2.84**

FIRST QUARTER FY 2019 U.S. GAAP TO ADJUSTED AMOUNTS RECONCILIATION
SEGMENTS

FIRST QUARTER FY 2019

	As Reported Sep-18	Business Realignment	Costs to Achieve	**Adjusted Sep-18**
Segment Operating Income				
Industrial:				
North America	275,111	822	3,915	**279,848**
International	206,094	1,581	2,240	**209,915**
Aerospace	109,855	-	-	**109,855**
Total segment operating income	591,060	(2,403)	(6,155)	**599,618**
Corporate administration	50,325	-	-	**50,325**
Income before interest expense and other	540,735	(2,403)	(6,155)	**549,293**
Interest expense	44,339	-	-	**44,339**
Other expense	36,673	-	55	**36,618**
Income before income taxes	459,723	(2,403)	(6,210)	**468,336**

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Parker

Reconciliation of EPS (Unaudited) Three Months Ended September 30, (Amounts in dollars) 2018 2017 Earnings per diluted share $ 2.79 $ 2.10 Adjustments: Loss on sale of investment - 0.07 Business realignment charges 0.01 0.04 Clarcor costs to achieve 0.04 0.03 Adjusted earnings per diluted share $ 2.84 $ 2.24 20

Business Segment Information (Unaudited) Three Months Ended September 30, (Dollars in thousands) 2018 2017 Net sales Diversified Industrial: North America $ 1,681,044 $ 1,594,691 International 1,233,766 1,238,774 Aerospace Systems 564,484 531,186 Total net sales $ 3,479,294 $ 3,364,651 Segment operating income Diversified Industrial: North America $ 275,111 $ 256,027 International 206,094 191,791 Aerospace Systems 109,855 77,434 Total segment operating income 591,060 525,252 Corporate general and administrative expenses 50,325 41,350 Income before interest and other expense 540,735 483,902 Interest expense 44,339 53,555 Other expense 36,673 56,045 Income before income taxes $ 459,723 $ 374,302 21

Reconciliation of Total Segment Operating Margin to Adjusted Total Segment Operating Margin (Unaudited) Three Months Ended Three Months Ended (Dollars in thousands) September 30, 2018 September 30, 2017 Operating income Operating margin Operating income Operating margin Total segment operating income $ 591,060 17.0% $ 525,252 15.6% Adjustments: Business realignment charges 2,403 8,226 Clarcor costs to achieve 6,155 5,800 Adjusted total segment operating income $ 599,618 17.2% $ 539,278 16.0% 22

Reconciliation of EBITDA to Adjusted EBITDA (Unaudited) Three Months Ended September 30, (Dollars in thousands) 2018 2017 Net sales $ 3,479,294 $ 3,364,651 Earnings before income taxes $ 459,723 $ 374,302 Depreciation and amortization 112,491 116,107 Interest expense 44,339 53,555 EBITDA 616,553 543,964 Adjustments: Loss on sale of investment - 13,777 Business realignment charges 2,403 8,226 Clarcor costs to achieve 6,210 5,800 Adjusted EBITDA $ 625,166 $ 571,767 EBITDA m ar gin 17.7% 16.2% Adjusted EBITDA margin 18.0% 17.0% 23

Consolidated Balance Sheet (Unaudited) September 30, June 30, September 30, (Dollars in thousands) 2018 2018 2017 Assets Current assets: Cash and cash equivalents $ 952,122 $ 822,137 $ 874,766 Marketable securities and other investments 40,787 32,995 99,792 Trade accounts receivable, net 2,065,158 2,145,517 1,922,288 Non-trade and notes receivable 312,162 328,399 266,421 Inventories 1,762,640 1,621,304 1,707,001 Prepaid expenses and other 165,213 134,886 134,350 Total current assets 5,298,082 5,085,238 5,004,618 Plant and equipment, net 1,828,034 1,856,237 1,962,846 Deferred income taxes 99,886 57,623 35,194 Goodw ill 5,485,144 5,504,420 5,679,239 Intangible assets, net 1,956,101 2,015,520 2,215,297 Other assets 757,795 801,049 834,085 Total assets $ 15,425,042 $ 15,320,087 $ 15,731,279 Liabilities and equity Current liabilities: Notes payable $ 796,861 $ 638,466 $ 1,144,054 Accounts payable 1,404,716 1,430,306 1,304,260 Accrued liabilities 868,521 929,833 845,524 Accrued domestic and foreign taxes 238,423 198,878 173,286 Total current liabilities 3,308,521 3,197,483 3,467,124 Long-term debt 4,313,221 4,318,559 4,788,147 Pensions and other postretirement benefits 958,937 1,177,605 1,391,820 Deferred income taxes 265,418 234,858 212,334 Other liabilities 471,839 526,089 341,195 Shareholders' equity 6,101,380 5,859,866 5,524,940 Noncontrolling interests 5,726 5,627 5,719 Total liabilities and equity $ 15,425,042 $ 15,320,087 $ 15,731,279 24

Consolidated Statement of Cash Flows (Unaudited) Three Months Ended September 30, (Dollars in thousands) 2018 2017 Cash flows from operating activities: Net income $ 375,899 $ 285,535 Depreciation and amortization 112,491 116,107 Stock incentive plan compensation 42,941 43,211 Loss on sale of businesses 3,029 - (Gain) on disposal of assets (3,826) (256) (Gain) on sale of marketable securities (3,204) - (Gain) loss on investments (2,536) 13,777 Net change in receivables, inventories, and trade payables (70,973) (129,061) Net change in other assets and liabilities (329,726) (105,127) Other, net 35,293 13,814 Net cash provided by operating activities 159,388 238,000 Cash flow s from investing activities: Acquisitions (net of cash of $690 in 2018) (2,042) - Capital expenditures (42,106) (79,336) Proceeds from sale of plant and equipment 10,969 12,448 Proceeds from sale of businesses 4,515 - Purchases of marketable securities and other investments (2,844) (70,253) Maturities and sales of marketable securities and other investments 14,127 12,499 Other, net 2,318 7,329 Net cash (used in) investing activities (15,063) (117,313) Cash flows from financing activities: Net payments for common stock activity (64,855) (76,915) Net proceeds from debt 158,477 29,606 Dividends (100,869) (88,104) Net cash (used in) financing activities (7,247) (135,413) Effect of exchange rate changes on cash (7,093) 4,606 Net increase (decrease) in cash and cash equivalents 129,985 (10,120) Cash and cash equivalents at beginning of period 822,137 884,886 25 Cash and cash equivalents at end of period $ 952,122 $ 874,766

Reconciliation of Cash Flow from Operations to Adjusted Cash Flow from Operations (Unaudited) Three Months Ended Three Months Ended (Dollars in thousands) September 30, 2018 September 30, 2017 Percent of sales Percent of sales As reported cash flow from operations $ 159,388 4.6% $ 238,000 7.1% Discretionary pension contribution 200,000 - Adjusted cash flow from operations $ 359,388 10.3% $ 238,000 7.1% 26

Reconciliation of Forecasted EPS (Unaudited) (Amounts in dollars) Fiscal Year 2019 Forecasted earnings per diluted share $10.90 - $11.50 Adjustments: Business realignment charges 0.13 Clarcor costs to achieve 0.07 Adjusted forecasted earnings per diluted share $11.10 - $11.70 27

Supplemental Sales Information Global Technology Platforms (Unaudited) (Dollars in thousands) Three Months Ending September 30, September 30, 2018 2017 Net sales Diversified Industrial: Motion Systems $ 859,573 $ 809,747 Flow and Process Control 1,061,064 995,347 Filtration and Engineered Materials 994,173 1,028,371 Aerospace Systems 564,484 531,186 Total $ 3,479,294 $ 3,364,651 28